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                                                                   EXHIBIT 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated March 14, 1995 included in Harbinger Corporation's Current Report on Form 8-K filed on July 1, 1997 and to all references to our firm included in this registration statement.


                                           Arthur Andersen LLP





Atlanta, Georgia
December 17, 1997